UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    February 22, 2006
                                                     -----------------


                         CALIFORNIA WATER SERVICE GROUP
                         ------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                     1-13883                 77-0448994
(State or other jurisdiction       (Commission           (I.R.S. Employer
     of Incorporation)             File Number)         Identification No.)


   1720 North First Street, San Jose, CA.                        95112
   --------------------------------------                        -----
  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code      1-408-367-8200
                                                        ---------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c ))

Item 5.02 Appointment of Principal Officers


     On February 22, 2006, the registrant issued the press release attached to this report as Exhibit 99.1, which announces the appointment of a new Vice President, Chief Financial Officer and Treasurer.


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

                                   SIGNATURES


     Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CALIFORNIA WATER SERVICE GROUP
                                  (Registrant)



Date: February 22, 2006                      By:  /s/ Dan L. Stockton
                                                  -------------------
                                                      Dan L. Stockton
                                                      Corporate Secretary



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


                                  Exhibit Index
                                  -------------




Exhibit No.                                 Description
-----------                                 -----------

99.1 Press release of the registrant dated February 22, 2006, which announces the selection of a new Vice President, Chief Financial Officer and Treasurer.


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



[GRAPHIC OMITTED]              NEWS RELEASE
                         CALIFORNIA WATER SERVICE GROUP        [OBJECT OMITTED]

             1720 North First Street                           February 22, 2006
             San Jose, CA 95112-4598


Contact:     Shannon Dean (310) 257-1435



                    CALIFORNIA WATER SERVICE GROUP NAMES NEW
              VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

     SAN JOSE, CA - California Water Service Group today announced the selection of Martin A. Kropelnicki as its Vice President, Chief Financial Officer and Treasurer, effective March 13, 2006. He will succeed John S. Tootle, who will resume responsibilities as in-house corporate counsel after filling the position on an interim basis since October 2005.

     "Marty has a great deal of expertise and experience, and he is eminently qualified for the position. He has had a distinguished career and I am confident that he will fill this important role capably and be a great asset to our Company," said President and Chief Executive Officer Peter C. Nelson.

     Kropelnicki, who is 39 years-old, comes to California Water Service Group from Berkeley, California-based PowerLight Corporation, a leading global provider and installer of large-scale solar electric systems and energy efficiency services. As Chief Financial Officer of PowerLight, his responsibilities include finance and accounting, human resources, information technology, and facilities.


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

     Prior to joining PowerLight, Kropelnicki served as Chief Financial Officer-Executive Vice President of Corporate Services and Corporate Secretary for Hall Kinion & Associates, a multi-national staffing and consulting company. During his seven-year tenure at Hall Kinion, his responsibilities included finance and accounting, compliance, investor relations, mergers & acquisitions, legal and human resources. In addition, Kropelnicki successfully managed the initial public offering and secondary offering. Hall Kinion was successfully acquired by KFORCE Inc. in June 2005.

     Earlier in his career, Kropelnicki held executive- and management-level positions at Deloitte & Touche Consulting Group and Pacific Gas and Electric Company. He began his professional career as an Accountant at Hewlett Packard in Palo Alto California.

     Kropelnicki holds a Bachelor of Arts Degree and Master of Arts Degree in Business Economics from San Jose State University. He currently teaches investment management as a part-time faculty member at his alma mater.

     California Water Service Group is the parent company of California Water Service Company, Washington Water Service Company, New Mexico Water Service Company, and CWS Utility Services. The subsidiaries provide regulated and non-regulated water service to more than 2 million people in 100 communities. The Company's common stock trades on the New York Stock Exchange under the symbol "CWT". Additional information is available at the Company's web site at www.calwatergroup.com.

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

This news release contains forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 ("Act"). The forward-looking statements are intended to qualify under provisions of the federal securities laws for "safe harbor" treatment established by the Act. Forward-looking statements are based on currently available information, expectations, estimates, assumptions and projections, and management's judgment about the Company, the water utility industry and general economic conditions. Such words as expects, intends, plans, believes, estimates, assumes, anticipates, projects, predicts, forecasts or variations of such words or similar expressions are intended to identify forward-looking statements. The forward-looking statements are not guarantees of future performance. They are subject to uncertainty and changes in circumstances. Actual results may vary materially from what is contained in a forward-looking statement. Factors that may cause a result different than expected or anticipated include: governmental and regulatory commissions' decisions, including decisions on proper disposition of property; changes in regulatory commissions' policies and procedures; the timeliness of regulatory commissions' actions concerning rate relief; new legislation; changes in accounting valuations and estimates; the ability to satisfy requirements related to the Sarbanes-Oxley Act and other regulations on internal controls; electric power interruptions; increases in suppliers' prices and the availability of supplies including water and power; fluctuations in interest rates; changes in environmental compliance and water quality requirements; acquisitions and our ability to successfully integrate acquired companies; the ability to successfully implement business plans; changes in customer water use patterns; the impact of weather on water sales and operating results; access to sufficient capital on satisfactory terms; civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; the involvement of the United States in war or other hostilities; restrictive covenants in or changes to the credit ratings on our current or future debt that could increase our financing costs or affect our ability to borrow, make payments on debt or pay dividends; and, other risks and unforeseen events. When considering forward-looking statements, you should keep in mind the cautionary statements included in this paragraph. The Company assumes no obligation to provide public updates of forward-looking statements.

                                      # # #


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